UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2026

CONEXEU SCIENCES INC.
(Exact name of registrant as specified in its charter)

Nevada	001-43283	33-4814282
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

50 West Liberty Street, Suite 880,
 Reno, Nevada, United States 89501
 (Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: (424) 333-5622

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Common Stock	CNXU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b -2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02 Unregistered Sales of Equity Securities

From September 14, 2026 through October 15, 2026, Conexeu Sciences Inc. (the "Company") has issued an aggregate of (i) 1,290,000 unregistered shares of common stock, (ii) 1,333,333 units (each, a "Unit"), with each Unit consisting of one unregistered share of common stock and one unregistered common stock purchase warrant, and (iii) 250,000 special warrants (each, a "Special Warrant"), whereby each Special Warrant shall automatically be converted into Units comprised of one unregistered share of common stock and one unregistered common stock purchase warrant upon the earlier of one of two conditions being satisfied, which in the aggregate, exceeded 5% of the Company's issued and outstanding shares of common stock since its last periodic report filed with the Securities and Exchange Commission, thereby necessitating this disclosure under Item 3.02 of Form 8-K. Information regarding each of the issuances is set forth below.

On October 15, 2026, the Company issued 1,333,333 Units to three accredited investors at a price of $3.00 per Unit pursuant to the closing of a private placement for gross proceeds of $3,999,999. Each Unit consists of one share of common stock (a "Share") and one common stock purchase warrant (each, a "Warrant") to purchase one share of common stock (each, a "Warrant Share") at a price of $3.00 per Warrant Share, exercisable for 24 months from the date of issuance. The Company intends to use the proceeds for working capital and general corporate purposes. The Company relied upon the exemption from the registration requirements of the U.S. Securities Act of 1933, as amended (the "Securities Act"), provided by Rule 506(b) of Regulation D under the Securities Act for the issuance to two accredited investors that are U.S. persons and pursuant to the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act to one accredited investor that is a non-U.S. person. The Shares and the Warrants are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

As part of the same private placement that closed on October 15, 2026, the Company received subscriptions from certain members of management and the Board of Directors for 83,334 Units at a price of $3.00 per Unit for gross proceeds of $250,002; however, neither the Units nor the Shares and Warrants comprising the Units have been issued and the funds are being held in escrow pending approval by the Company's stockholders as required under Nasdaq Listing Rule 5635(c). Upon receipt of the required stockholder approval, the Shares and the Warrants will be issued to the certain members of management and certain directors, and the $250,002 will be released to the Company. If stockholder approval is not obtained, the Shares and Warrants will not be issued to the management and director subscribers and the escrowed funds will be returned to them. If stockholder approval is obtained, the Company will rely upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D under the Securities Act for the issuance to one member of management and a director who is a U.S. person and pursuant to the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act to the other member of management and a director who is a non-U.S. person. Any Shares and Warrants, if issued, will be issued as "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

Also, as part of the same private placement that closed on October 15, 2026, the Company issued 250,000 Special Warrants instead of Units to two accredited investors that are Canadian persons at a price of $3.00 per Special Warrant for gross proceeds of $750,000. Each Special Warrant shall automatically be converted (without any further action or payment on the part of the holder) into one Share and one Warrant upon the earlier of (a) the date on which the final Canadian prospectus qualifying the distribution of the Units and the underlying Shares and Warrants in British Columbia, Canada is receipted by the British Columbia Securities Commission, and (b) February 16, 2027 (being the date that is four months and a day following October 15, 2026). The Company intends to use the proceeds for working capital and general corporate purposes. The Company relied upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act to the two accredited investors that are non-U.S. persons. The Special Warrants, and the underlying Shares and Warrants are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

Pursuant to the private placement that closed on October 15, 2026, the Company has agreed to file with the Securities and Exchange Commission a Form S-1 registration statement (the "Form S-1") covering the resale of the Shares and the Warrant Shares to be made on a continuous basis pursuant to Rule 415, except that the Company shall not be required to register any Shares and Warrant Shares held by affiliates of the Company. The Form S-1 shall be filed no later than the 35th calendar day following October 15, 2026 (the "Filing Deadline"). If the Form S-1 is not filed by the Filing Deadline, then the Company shall pay to the subscriber an amount in cash, as partial liquidated damages and not as a penalty, equal to the product of 2.0% multiplied by the aggregate subscription price paid by the subscriber in the private placement.

Certain subscribers in the private placement that closed on October 15, 2026 have beneficial ownership limitations of either 4.99% or 9.99% with respect to the Warrant Shares issuable upon exercise of the Warrants.

On October 5, 2026, the Company issued 33,500 shares of common stock to a consultant at a deemed price of $3.57 per share pursuant to the terms of a consulting services agreement. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On September 29, 2026, the Company issued 1,667 shares of common stock to a consultant at a deemed price of $3.77 per share pursuant to the terms of a consulting services agreement. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Section 4(a)(2) and/or Rule 506(b) of Regulation D promulgated under the Securities Act with respect to the issuance of such shares to the U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On September 25, 2026, the Company issued 750,000 shares of common stock to an individual at a price of $0.001 per share pursuant to the exercise of 750,000 performance common stock purchase warrants, which had vested, for gross proceeds of $750. The Company relied upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act to the individual who is a non-U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On September 22, 2026, the Company issued an aggregate of 6,500 shares of common stock to two consultants at a deemed price of $4.75 per share pursuant to the terms of consulting agreements. The Company relied upon the exemption from the registration requirements of the Securities Act provided by Rule 506(b) of Regulation D for the issuance of shares to the two consultants that are U.S. persons. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

On September 14, 2026, the Company issued 500,000 shares of common stock to an individual at a price of $0.001 per share pursuant to the exercise of 500,000 performance common stock purchase warrants, which had vested, for gross proceeds of $500. The Company relied upon the exclusion from the registration requirements of the Securities Act provided by Rule 903(b) of Regulation S promulgated under the Securities Act to the individual who is a non-U.S. person. The shares are "restricted securities" as defined in Rule 144(a)(3) under the Securities Act.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONEXEU SCIENCES INC.

DATE: October 20, 2026	By:	/s/ Stephen Inouye
Stephen Inouye
CFO, Secretary and Treasurer